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                         SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C. 20549

                               ----------------------

                                      FORM 8-K

                                   CURRENT REPORT

                               ______________________

       PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported):  SEPTEMBER 18, 1998



                     CELLULAR TECHNICAL SERVICES COMPANY, INC.
               (Exact Name of Registrant as Specified in its Charter)



          DELAWARE                     0-19437                  11-2962080
(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                      Identification No.)

               2401 FOURTH AVENUE
               SEATTLE, WASHINGTON                                 98121
     (Address of Principal Executive Offices)                   (Zip Code)

                                    (206) 443-6400
                   (Registrant's telephone number, including area code)

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     This Current Report on Form 8-K is filed by Cellular Technical Services
Company, Inc., a Delaware corporation (the "Company"), in connection with the matters described herein.

ITEM 5.   OTHER EVENTS

     On September 18, 1998, the Company issued a press release (the "Press Release") reporting that the Company named Joyce Jones as the new Chief Operating Officer of the Company and a member of the Company's Board of Directors.

     A copy of the Press Release is attached to this report as Exhibit 99.01.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  Financial statements of business acquired:

          Not applicable.

     (b)  Pro forma financial information:

          Not applicable.

     (c)  Exhibits:

          99.01:    Press Release dated September 18, 1998.

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                                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 23, 1998

                                       CELLULAR TECHNICAL SERVICES,
                                       COMPANY, INC.


                                       By:  /s/ Michael E. McConnell
                                            ------------------------
                                            Michael E. McConnell
                                            Chief Financial Officer

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                                   EXHIBIT INDEX


Exhibit
 Number         Description
-------         -----------------------------------------------------
99.01           Press Release dated September 18, 1998.

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